UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2018 (July 19, 2018)

RIMINI STREET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37397	36-4880301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169

(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, on June 18, 2018, Rimini Street, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with several accredited investors (the “Purchasers”) for a private placement (the “Private Placement”) of shares of the Company’s 13.00% Series A Redeemable Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”), shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and convertible secured promissory notes (the “Promissory Notes”), with no principal amount outstanding at issuance that solely collateralize amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the Series A Preferred Stock.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 12, 2018, stockholders of the Company voted to approve the issuance of securities in connection with the Private Placement. On July 19, 2018, the Company and the Purchasers closed the Private Placement, in which: (1) the Company issued to the Purchasers an aggregate of 140,000 shares of Series A Preferred Stock and 2,896,556 shares of Common Stock; (2) the Purchasers paid to the Company an aggregate of $133 million in cash proceeds after deduction of original issue discount of $7 million; (3) the Company filed a Certificate of Designations (“CoD”) with the State of Delaware setting forth the rights, preferences, privileges, qualifications, restrictions and limitations on the Series A Preferred Stock; (4) the Company entered into a Registration Rights Agreement with the Purchasers setting forth certain registration rights of the Purchasers relating to the shares of Series A Preferred Stock and Common Stock issued in the Private Placement (the “Registration Rights Agreement”); (5) the Company delivered a Promissory Note to each Purchaser with no principal amount outstanding at issuance that solely collateralize amounts, if any, that may become payable by the Company pursuant to certain redemption provisions of the Series A Preferred Stock; and (6) the Company entered into a Security Agreement (as defined below).

Pursuant to the Registration Rights Agreement with the Purchasers entered into at the closing of the Private Placement, the Company agreed, among other things, to file one or more registration statements with SEC to cover the resale of the shares issued and sold in the Private Placement. The disclosure set forth in the description of the terms of the Registration Rights Agreement set forth under the heading “Registration Rights” in the Company’s Definitive Proxy Statement filed with the SEC on July 2, 2018, is incorporated in this Item 1.01 by reference.

On July 19, 2018, in connection with the closing of the Private Placement and the issuance of a Promissory Note for the benefit of each Purchaser, the Company entered into a Security Agreement, by and among the Company, as a grantor, the other grantors party thereto from time to time and Victory Park Management, LLC, as administrative agent for the secured parties, in respect of the Company’s assets collateralizing the amounts that may become payable pursuant to the Promissory Notes if certain redemption provisions of the Series A Preferred Stock are triggered in the future (the “Security Agreement”).

The information contained below under Item 2.03 regarding the Promissory Notes is hereby incorporated by reference into this Item 1.01.

The foregoing descriptions of the Registration Rights Agreement, the Promissory Notes and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated in this Item 1.01 by reference.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In connection with the closing of the Private Placement described in Item 1.01 hereof, on July 19, 2018, the Company used substantially all of the cash proceeds to repay all outstanding indebtedness and fees under its term loan financing agreement dated June 24, 2016, as amended, by and among the Company and a syndicate of lenders (the “Credit Facility”) and terminated the Credit Facility. Prior to its termination, the Credit Facility provided the Company with an aggregate commitment of up to $125.0 million, including $17.5 million that was undrawn. The aggregate cash payment to terminate the Credit Facility was $132.8 million and consisted of make-whole applicable premium of approximately $7.3 million and an aggregate of $125.5 million for principal, accrued interest and fees, mandatory exit fees, and delayed amendment fees. Absent its early termination and repayment, the maturity date of the Credit Facility would have been June 2020.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

In connection with the completion of the Private Placement described in Item 1.01 hereof, the Company issued a Promissory Note to each of the Purchasers, which Promissory Notes create a direct financial obligation of the Company. The Form of Promissory Note, which is filed hereto as Exhibit 10.2, and the description of the terms of the Promissory Notes set forth under the heading “Promissory Notes” in the Company’s Definitive Proxy Statement filed with the SEC on July 2, 2018, are incorporated in this Item 2.03 by reference. Such descriptions are only summaries of the terms of the Promissory Notes and are qualified in their entirety by reference to the full text of such form of Promissory Note.

The information contained above under Item 1.01 regarding the Security Agreement is hereby incorporated by reference into this Item 2.03.

1

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information contained above under Item 1.01 is hereby incorporated by reference into this Item 3.02. The shares of Common Stock and Series A Preferred Stock and the Promissory Notes were offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the securities described herein.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The disclosure set forth in Item 5.03 below is hereby incorporated by reference into this Item 3.03.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 19, 2018, in connection with the closing of the Private Placement, the Company filed the CoD with the State of Delaware setting forth the rights, preferences, privileges, qualifications, restrictions and limitations on the Series A Preferred Stock with the Secretary of State of the State of Delaware. A copy of such CoD, which is filed as Exhibit 3.1 hereto, as well as the description of the terms of the CoD set forth under the heading “Description of Series A Preferred Stock” in the Company’s Definitive Proxy Statement filed with the SEC on July 2, 2018, are incorporated in this Item 5.03 by reference. This description is only a summary of the terms of such CoD and is qualified in its entirety by reference to the full text of such document.

ITEM 8.01	OTHER EVENTS

On July 19, 2018, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the termination of the Credit Facility described under Item 1.02 hereof, the Company expects to incur a charge for the write-off of debt discount and issuance costs up to approximately $48 million in the third quarter of 2018.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding any redemption amounts becoming obligations under the Promissory Notes and our expectations as to benefits of the financing transaction described herein, including projections of expected cash savings over the next three years and accelerated growth, future events, future opportunities and growth initiatives. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, continued inclusion in the Russell 2000 Index in the future, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments or government inquiry; the final amount and timing of any refunds from Oracle related to our litigation; our ability to raise additional equity or debt financing on favorable terms; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the success of our recently introduced products and services, including Rimini Street Mobility, Rimini Street Analytics, Rimini Street Advanced Database Security, and services for Salesforce Sales Cloud and Service Cloud products; the loss of one or more members of Rimini Street’s management team; uncertainty as to the long-term value of RMNI common stock; and those discussed under the heading “Risk Factors” in Rimini Street’s Annual Report on Form 10-K filed on March 15, 2018, as updated from time to time by Rimini Street’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings by Rimini Street with the Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this Current Report on Form 8-K.

2

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit	Filing Date
3.1	Certificate of Designations of 13.00% Series A Redeemable Convertible Preferred Stock
10.1	Registration Rights Agreement, dated July 19, 2018
10.2	Form of Convertible Secured Promissory Note	Schedule 14A	001-37397	Annex D	July 2, 2018
10.3	Security Agreement, dated July 19, 2018
99.1	Press Release, dated July 19, 2018

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2018	Rimini Street, Inc.

	By:	/s/ Seth A. Ravin
	Name:	Seth A. Ravin
	Title:	Chief Executive Officer

4